Gaston Federal Bancorp, Inc.
                              245 West Main Avenue
                                  P.O. Box 2249
                       Gastonia, North Carolina 28053-2249
                                 (704) 868-5200

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 12, 1999

     Notice is hereby given that the Annual Meeting of Gaston Federal Bancorp, Inc. (the "Company") will be held at the Comfort Suites of Gastonia, 1874 Remount Road, Gastonia, North Carolina, on April 12, 1999 at 10:30 a.m., Eastern Daylight Time.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1.   Election  of  three  Directors  to the  Board  of  Directors;
     2. The ratification and approval of the Gaston Federal Bank 1999 Stock Option Plan;
     3. The ratification and approval of the Gaston Federal Bank 1999 Recognition and Retention Plan;
     4. The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as auditors for the Company for the fiscal year ending September 30, 1999; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 26, 1999, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors



                                              /s/ Paul L. Teem, Jr.

                                              Paul L. Teem, Jr., Secretary
March 8, 1999

________________________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
________________________________________________________________________________

                                 PROXY STATEMENT

                          Gaston Federal Bancorp, Inc.
                              245 West Main Avenue
                                  P.O. Box 2249
                       Gastonia, North Carolina 28053-2249
                                 (704) 868-5200


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 12, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Gaston Federal Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Comfort Suites of Gastonia, 1874 Remount Road, Gastonia, North Carolina, on April 12, 1999, at 10:30 a.m.,
Eastern Daylight Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 9, 1999.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------


     Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock") as of the close of business on February 26, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 4,438,300 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for approval of the proposals to adopt the Gaston Federal Bank 1999 Stock Option Plan and the Gaston Federal Bank 1999 Recognition and Retention Plan and ratification of Cherry, Bekaert & Holland, L.L.P. as the Company's auditors. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present, but will not affect the vote on Proposals II, III and IV.

     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of February 11, 1999, the shares of Common Stock beneficially owned by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.


                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                               of Beneficial                       of Common Stock
        Beneficial Owners(1)                                Ownership(2)                        Outstanding

Gaston Federal Holdings, MHC                                  2,383,145                            53.7%
245 West Main Avenue
P.O. Box 2249
Gastonia, North Carolina 28053-2249

Gaston Federal Holdings, MHC                                  2,545,073                            57.3%
  and all Directors and Executive Officers
  as a Group (11 persons)

*    Less than 1%.
(1) The business address of all named persons is 245 West Main Avenue, P.O. Box 2249, Gastonia, North Carolina 28053-2249. Certain of the Company's executive officers and directors are also executive officers and directors of the Mutual Holding Company.
(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------


     The Company's Board of Directors is currently composed of nine members. The Company's bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Three Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors Martha B. Beal, James J. Fuller and Charles D. Massey.

     The table below sets forth certain information, as of February 11, 1999, regarding members of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.


                                                                                           Shares
                          Position(s) Held With                Director       Current   Beneficially  Percent of
         Name                  the Company           Age       Since(1)    Term Expires Owned            Class

                                                     NOMINEES

Martha B. Beal                  Director             67          1993          1999        23,752          *
James J. Fuller                 Director             55          1972          1999         6,872          *
Charles D. Massey               Director             61          1971          1999        13,000          *

                                                OTHER BOARD MEMBERS

Senator David W. Hoyle          Chairman             60          1975          2000        41,107          *
Ben R. Rudisill, II           Vice Chairman          55          1977          2000        16,730          *
Robert W. Williams, Sr.         Director             71          1975          2000        16,362          *
William H. Keith                Director             70          1991          2001         3,000          *
Eugene R. Matthews, II          Director             42          1998          2001         7,307          *
Kim S. Price             President, Chief Executive  43          1997          2001        12,069          *
                          Officer and Director

                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Gary F. Hoskins          Senior Vice President,      35           N/A           N/A         8,438          *
                         Treasurer and Chief Financial Officer

Paul L. Teem, Jr.        Executive Vice President,   50           N/A           N/A        13,291          *
                         Chief Operations Officer and Secretary

__________
 *       Less than 1%
(1) Reflects initial appointment to the Board of Directors of Gaston Federal Bank or its predecessors.

     The business experience for the past five years for each of the Company's directors and executive officers is as follows:

     Martha B. Beal was the Vice President, Secretary and Financial Officer of Chelsea House, Inc., a manufacturer of decorative arts, accessories and furniture, from 1973 until her retirement in 1998.

     James J. Fuller is the President of Mount Holly Furniture Company, Inc., and has served in that position since 1972.

     Charles D. Massey is the Director of Information Services of The Massey Company, Inc., a wholesale industrial distributor, and has served in various positions with The Massey Company, Inc. since 1957.

     Senator David W. Hoyle is a North Carolina State Senator and has served in that position since 1993. Prior to that, Senator Hoyle was a self-employed real estate developer and investor.

     Ben R. Rudisill, II is the President of Rudisill Enterprises, Inc., a wholesale beverage distributor, and has served in that position since 1976.

     Robert W. Williams, Sr. served as President and Chief Executive Officer of Gaston Federal Savings and Loan Association from 1975 to August 1997 and served as Vice Chairman of the Board of Directors from August 1997 to March 31, 1998.

     William H. Keith is retired and was a Senior Vice President and Area Executive for First Union National Bank of North Carolina from 1959 to 1988.

     Eugene R. Matthews, II is a Senior Vice President of Belk, Inc., a department store chain, and has served in that position since 1980.

     Kim S. Price is the President and Chief Executive Officer of Gaston Federal Bank and has served in that position since August 1997. From 1991 to 1997 Mr. Price served as Vice President for Loan Production for First National Bank of Shelby.

     Gary F. Hoskins has served as Senior Vice President, Treasurer and Chief Financial Officer of the Bank since August 1997. Prior to that Mr. Hoskins served as a Senior Vice President, Secretary, Treasurer and Chief Financial Officer of Cherryville Federal Savings and Loan Association from 1995 to 1997. From 1986 to 1995, Mr. Hoskins served as a Thrift Examiner for the OTS.

     Paul L. Teem, Jr. has served as Executive Vice President, Secretary and Chief Operations Officer of the Bank since 1983.

Meetings and Committees of the Board of Directors

     The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Executive and Audit Committees. The full Board of Directors acts as Nominating Committee for the Company. During the fiscal year ended September 30, 1998, the Board of Directors met at one regular meeting and two special meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

     The Executive Committee consists of Directors Hoyle (who serves as Chairman), Rudisill, Keith, Williams and Price. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met nine times during the fiscal year ended September 30, 1998.

     The Audit Committee consists of Directors Massey (who serves as Chairman), Rudisill, Keith, and Beal. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Bank, reviews and recommends the independent auditors to be engaged by the Company, reviews the internal accounting controls of the Company, and reviews and approves audit policies. The Audit Committee met once during the fiscal year ended September 30, 1998.

Employment Agreement

     The Bank has entered into an employment agreement with its President and Chief Executive Officer, Kim S. Price, which provides for a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. At October 1, 1998, the Base Salary for Mr. Price was $120,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank, or (iv) a breach of the agreement by the Bank, the executive, or in the event of death, his beneficiary would be entitled to severance pay in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred at the election of Mr. Price) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement. In the event the payments to the executive would include an "excess parachute payment" as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

     The executive's employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Bank (with Mr. Price's consent with respect to him). Upon Mr. Price's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

     The employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year, provided, however, that in the event of a termination in connection with a change in control within the meaning of Home Owners' Loan Act, as amended, and the rules and regulations thereunder, the noncompete provisions will not apply.

Compensation of Directors

     Fees. During the fiscal year ended September 30, 1998, nonemployee Directors of the Bank received a retainer fee of $12,000 ($15,600 for the Chairman), plus a fee of $300 per Board meeting attended, $400 per meeting for attendance at Executive Committee meetings and $300 per meeting for all other committee meetings.

     Deferred Compensation and Income Continuation Agreement. In May 1986 the Bank entered into nonqualified deferred compensation agreements ("DCA") for the benefit of Directors Hoyle, Williams, Rudisill, Fuller, Massey and former Director B. Frank Matthews, II. The DCAs provide each director with the opportunity to defer up to $20,000 of their usual compensation into the DCA. In the event of a director's termination of employment, amounts credited to his account under the DCA will be paid to him in 120 equal monthly installments beginning not later than the sixth month following the end of the Bank's year in which the director reaches age 70. In the event of death, amounts under the DCA will be paid to the director's designated beneficiaries. The DCA is an unfunded plan for tax purposes and for purposes of ERISA. All obligations arising under the DCA are payable from the general assets of the Bank. In October 1998, Mr. Matthews and Mr. Williams received the first of what will be 120 monthly payments of $1,026 each under the DCA.

     Supplemental Executive Retirement Plan. In February 1992 the Bank entered into nonqualified supplemental retirement agreements ("SRA") for Directors Keith, Williams, Massey, Hoyle, Fuller, Rudisill, and former Director Matthews. The Bank intends to enter into SRAs for directors Beal, Matthews and Price. The SRAs provide for an annual benefit that ranges from $1,275 to $5,100. Monthly benefits are provided for designated beneficiaries of directors who die before or after age 70. Amounts not paid to the director, beneficiaries or spouse are paid to the estate of the director in a lump sum. Benefits under the SRA are forfeited if the director's service is terminated for cause. The SRA is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SRA are payable from the general assets of the Bank. In November 1997 Mr. Matthews received the first of what will be 180 monthly payments of $1,300 under the SRA. In January 1998, Mr. Williams received the first of what will be 180 monthly payments of $297.50 under the SRA. In July 1998, Mr. Keith received the first of what will be 180 monthly payments of $106.25 under the SRA.

Executive Compensation

     The following table sets forth for the year ended September 30, 1998, certain information as to the total remuneration paid to the Chief Executive Officer of the Company.

                                 Annual Compensation                     Long-Term Compensation
                          -----------------------------  ----------------------------------------------------------
                                                                  Awards                     Payouts
                                                         ---------------------- -----------------------------------
                                                             Other
                            Year                            Annual   Restricted Options/                All Other
       Name and             Ended                         Compensation Stock      SARS       LTIP     Compensation
  Principal Position       9/30(1)   Salary(2)  Bonus(3)      (4)      Awards     (#)       Payouts        (5)
----------------------    -------- ----------- ---------  ---------  ---------  ---------  ---------  -------------


Kim S. Price
President, Chief Executive 1998     $ 107,664     $ 25,000      --          --        --          --       $ 1,786
   Officer and Director

------------------------------
(1) In accordance with the rules on executive officer and director compensation disclosure adopted by the SEC, summary compensation information is excluded for the fiscal years ended September 30, 1997 and 1996, as the Bank was not a public company during such periods.
(2) Includes compensation deferred at the election of executives pursuant to the 401(k) plan of the Bank.
(3) Includes bonuses deferred at the election of executives pursuant to the 401(k) plan of the Bank.
(4) The Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such persons/benefits is not included in this table.
(5) Includes employer contributions to the Bank's 401(k) Plan on behalf of Mr. Price.

Defined Benefit Pension Plan

     The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan ("Retirement Plan"). All employees age 20 or older who have worked at the Bank for a period of 5 months are eligible for membership in the Plan for vesting purposes; however, only employees that have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act ("ERISA").

     The regular form of all retirement benefits (normal, early or disability) is guaranteed for the life of the retiree, but not less than 120 monthly installments. An optional form of benefit may be selected. These optional forms include various annuity forms as well as a lump sum payment after age 55. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity. For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime.

     The normal retirement benefit payable at age 65 with 25 years of service is an amount equal to 45% of a participant's average compensation based on the average of the five years providing the highest average. A reduced benefit is payable upon retirement at age 65 with less than 25 years of service and at or after completion of five years of service. For the plan year ended June 30, 1997, the Bank made a contribution to the Retirement Plan of $75,700.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1998, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

      Highest Five-Year
           Average                           Years of Service and Benefit Payable at Retirement(1)
                                  ------------------------------------------------------------------------------
        Compensation                 15            20            25            30            35           40
        ------------              --------      --------      --------      --------     ---------     ---------

           $50,000                 $13,500       $18,000      $22,500       $22,500       $22,500       $22,500
           $75,000                 $20,300       $27,000      $33,800       $33,800       $33,800       $33,800
          $100,000                 $27,000       $36,000      $45,000       $45,000       $45,000       $45,000
          $125,000                 $33,800       $45,000      $56,300       $56,300       $56,300       $56,300
          $150,000                 $40,500       $54,000      $67,500       $67,500       $67,500       $67,500

----------------------------
(1) No additional credit is received for years of service in excess of 25, however, increases in compensation after 25 years will generally cause an increase in benefits.

     As of September 30, 1998, Mr. Price had one year of credited service (i.e., benefit service), under the plan. In May 1998, Mr. Robert W. Williams received a lump sum benefit of $427,122 under the plan.

Supplemental Executive Retirement Plan

     In February 1992, the Bank's mutual predecessor entered into a nonqualified supplemental retirement agreement ("SRA") with Mr. Robert W. Williams, as an executive officer. The SRA for Mr. Williams provides an annual retirement benefit of $5,249 payable in equal monthly installments over a period of 180 months, commencing on or after age 70. Monthly benefits are provided for Mr. Williams' designated beneficiary(ies) if he dies before or after age 70. Amounts not paid to Mr. Williams, his beneficiary(ies) or spouse are paid to his estate in a lump sum. Benefits under the SRA are forfeited if Mr. Williams' service is terminated for cause. The SRA is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SRA are payable from the general assets of the Bank. In January 1998, Mr. Williams received the first of what will be 180 monthly payments of approximately $440.00 under this SRA.

Ownership Reports by Officers and Directors

     The Common  Stock of the  Company is  registered  with the SEC  pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3,4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. All of the Company's officers and directors filed these reports on a timely basis.

Transactions With Certain Related Persons

     Federal law and regulation generally requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, recent regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Pursuant to such a program, the Bank has extended loans to Directors Hoyle, Keith, Matthews, Price, Williams, and Senior Vice President Hoskins.

     Set forth below is certain information as to loans made by the Bank to certain of its directors and executive officers, or their affiliates, whose aggregate indebtedness to the Bank exceeded $60,000 at any time since October 1, 1997. Unless otherwise indicated, all of the loans are secured loans and all loans designated as residential loans are first mortgage loans secured by the borrower's principal place of residence.


                                                                                Highest
                                                                                Balance
                                                                 Original       During       Balance as of    Interest Rate on
  Name of Individual                                 Date          Loan       1998 Fiscal    September 30,      September 30,
  -------------------
                               Loan Type          Originated      Amount         Year             1998              1998
                               ---------          ----------      ------        ------           ------            -----
David W. Hoyle           Residential -               2/98        $191,200      $191,200         $185,703            5.75%
Chairman of the Board       Refinance
                         Residential - Second        5/98        $500,000      $500,000         $492,672            6.00%
                            Home
                         Home Equity Line of        12/96        $100,000      $ 98,524         $ 67,127        Prime + 0.50%
                            Credit
William H. Keith         Residential                 3/96        $ 75,000      $ 67,105         $ 60,973           5.875%
Director                 Home Equity Line of        12/97        $ 50,000      $ 24,357         $ 19,141        Prime + 0.50%
                           Credit
Eugene R. Matthews, II   Residential                 3/94        $148,000      $141,895         $140,327            5.75%
Director
B. Frank Matthews, II(1) Residential                 1/98        $232,000      $232,000         $228,519           5.875%
                         Residential                 4/98        $134,400      $134,400         $131,716           5.875%
Kim S. Price             Residential                 5/98        $375,000      $375,000         $375,000           5.875%
President, Chief
Executive Officer and
Director
Robert W. Williams, Sr.  Residential                 2/90        $ 94,000      $ 53,286         $ 48,684            5.75%
Director                 Residential - Second        2/96        $ 65,000      $ 59,466         $ 52,294            5.75%
                            Home
                         Home Equity Line of         5/96        $ 50,313      $ 50,313         $ 44,000        Prime + 0.50%
                            Credit
John David Williams(2)   Residential                 1/95        $ 65,000      $ 60,100         $ 58,640           5.875%
                         Home Equity Line of         1/95        $ 11,000       $ 9,070         $ 9,070         Prime + 0.50%
                            Credit
Gary F. Hoskins          Residential                 6/98        $ 97,000      $ 97,000         $ 96,268           5.625%
Senior Vice President,
Chief Financial Officer
and Treasurer

----------------------------------------
(1)  Borrower is a former Director of the Bank and the father of Director Eugene
     R. Matthews, II.
(2) Borrower is an employee of the Bank and the son of Director Robert W. Williams, Sr.

     Other than as described above, all loans the principal balances of which exceeded $60,000 at any time during the fiscal year ended September 30, 1998, made by the Bank to executive officers, directors, immediate family members of executive officers and directors, or organizations with which executive officers and directors are affiliated, were made in the ordinary course of business, on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

--------------------------------------------------------------------------------
                  PROPOSAL II--RATIFICATION AND APPROVAL OF THE
                             1999 STOCK OPTION PLAN
--------------------------------------------------------------------------------


General

     Pursuant to the Gaston Federal Bank 1999 Stock Option Plan (the "Stock Option Plan") options to purchase up to 211,335 shares of Common Stock (or 10% of the shares issued in the Company's stock offering) may be granted to the Bank's and the Company's employees and directors. The Boards of Directors of the Bank and the Company believe that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors and officers as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends. Attached as Appendix A to this Proxy Statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS Regulations, as the committee administering the Stock Option Plan may determine.

     The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

     Shares issued upon the exercise of a stock option may be either authorized but unissued shares, reacquired shares held by the Company in its treasury, or shares purchased by the plan. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan is administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Bank. Pursuant to the terms of the Stock Option Plan, any director and certain officers of the Bank or the Company or its affiliates are eligible to participate. Subject to OTS regulation and policy, the Stock Option Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as directors and officers of a public company and/or its subsidiary. The exercise price will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The last sale price of the Common Stock on February 11, 1999 was $12.75 per share. The exercise price may be paid in cash or Common Stock.

     Stock Options. Incentive stock options can only be granted to certain officers of the Bank, the Company or an "Affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Nonemployee directors will be granted nonstatutory stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. If an optionee terminates employment with the Bank, the Company or an Affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a nonstatutory stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

     In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

     Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Rights will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Rights is granted with and related to an Incentive Stock Option the Limited Rights must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

     Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

     Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

     Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Rights has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Rights to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited

Rights over the exercise price of the option multiplied by the number of shares with respect to which the option or Limited Rights has been exercised.

     Amendment and Termination. The Board may at any time, subject to OTS regulations and policy, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any Award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

     The Bank will not implement the Stock Option Plan unless such plan has been approved by a majority vote of shares of Common Stock present and voting at the Meeting. Stockholder approval will also enable the recipients of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

     Federal Income Tax Consequences. Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an Award, by itself, will neither result in the recognition of taxable income to the recipient nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% to the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20% on net capital gain. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The individual will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the individual holds the shares for more than eighteen months from the date of exercise.

(3) The sale of an Incentive Stock Option share prior to the applicable holding period, i.e., the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

(4) The sale of an Incentive Stock Option share after one year from the date of exercise, will generally result in long term capital gain or loss.

(5) The exercise of a stock option which is not an Incentive Stock Option, i.e., a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(6) The exercise of a Limited Rights will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(7) Reload options are of the same type (nonstatutory or incentive stock option) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for non-qualified or incentive stock options.

(8) The receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

(9) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES PRESENT IN PERSON OR BY PROXY IS REQUIRED FOR APPROVAL OF THE STOCK OPTION PLAN AND FOR RECIPIENTS OF OPTIONS TO QUALIFY FOR CERTAIN EXEMPTIVE TREATMENT FROM THE SHORT-SWING PROFIT RECAPTURE PROVISIONS OF SECTION 16(b) OF THE EXCHANGE ACT.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF THE PROXY IS SIGNED AND RETURNED, WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                 PROPOSAL III--RATIFICATION AND APPROVAL OF THE
                       1999 RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------

General

     Subject to stockholder approval at the Annual Meeting, the Bank has established the Gaston Federal Bank 1999 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain officers and nonemployee directors of the Company with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Bank and/or the Company, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Recognition Plan, the form of which is attached hereto as Appendix B.

     The Bank intends to contribute stock or sufficient funds for the Recognition Plan to acquire 84,534 authorized but unissued shares of Common Stock of the Company, which will be available to be awarded to officers and nonemployee directors of the Company. Alternatively, such shares may be purchased in the open market.

Principal Features of the Recognition Plan

     The Recognition Plan provides for the award of shares of Common Stock ("Recognition Plan Shares") subject to the restrictions described below. Each award under the Recognition Plan will be made on terms and conditions, consistent with the Recognition Plan.

     The Recognition Plan is administered by a committee, which shall be appointed by the Board of Directors of the Bank and shall consist of either (i) at least two "non-employee directors" (as defined in the Recognition Plan) of the

Company or (ii) the entire Board of the Company (the "Committee"). The Committee will select the recipients and terms of awards pursuant to the Recognition Plan. Pursuant to the terms of the Recognition Plan, any director or officer of the Bank, the Company or its affiliates may be selected by the Recognition Plan Committee to participate in the Recognition Plan. In determining to whom and in what amount to grant awards, the Recognition Plan Committee will consider the position and responsibilities of eligible persons, the value of their services to the Company and the Bank and other factors it deems relevant. As of February 11, 1999, there were eight non-employee directors eligible to participate in the Recognition Plan.

     In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, Recognition Plan Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited. Prior to vesting of the nonvested Recognition Plan shares, a recipient will have the right to vote the nonvested Recognition Plan Shares which have been awarded to the recipient and will receive any dividends declared on such Recognition Plan Shares. Recognition Plan Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Recognition Plan) as an employee, officer, or director of the Company or the Bank for a stipulated period (the "restricted period").

     Effect of Adjustments. Restricted stock awarded under the Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

     Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Bank.

     Amendment to the Recognition Plan. The Board of Directors of the Bank may at any time, subject to OTS regulations and policy, amend, suspend or terminate the Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the Recognition Plan.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES REPRESENTED IN PERSON OR BY PROXY IS REQUIRED TO APPROVE THE RECOGNITION PLAN AND TO ENABLE RECIPIENTS OF RECOGNITION PLAN AWARDS TO QUALIFY FOR CERTAIN EXEMPTIVE TREATMENT FROM THE SHORT-SWING PROFIT PROVISIONS OF SECTION 16(b) OF THE EXCHANGE ACT.

     UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF THE PROXY IS SIGNED AND RETURNED, WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE RECOGNITION PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE RECOGNITION PLAN.

--------------------------------------------------------------------------------
              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------


     The Board of Directors of the Company has approved the engagement of Cherry, Bekaert & Holland, L.L.P. to be the Company's auditors for the 1999 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Cherry, Bekaert & Holland, L.L.P., for the Company's fiscal year ending September 30, 1999. A representative of Cherry,

Bekaert & Holland, L.L.P., is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of Cherry, Bekaert & Holland, L.L.P., as the auditors for the 1999 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of Cherry, Bekaert & Holland, L.L.P., as auditors for the 1999 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


     In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 245 West Main Avenue, P.O. Box 2249, Gastonia, North Carolina 28053-2249, no later than September 13, 1999. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 5 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------


     The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO PAUL L. TEEM, JR., EXECUTIVE VICE PRESIDENT, CHIEF OPERATIONS OFFICER AND SECRETARY, 245 WEST MAIN AVENUE, P.O. BOX 2249, GASTONIA, NORTH CAROLINA 28053-2249 OR CALL (704) 868-5200.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Paul L. Teem, Jr.
                                              Paul L. Teem, Jr., Secretary
Gastonia, North Carolina
March 8, 1999

                                                                      APPENDIX A

                               GASTON FEDERAL BANK

                             1999 STOCK OPTION PLAN


1.   Purpose

     The purpose of the Gaston Federal Bank 1999 Stock Option Plan (the "Plan") is to advance the interests of the Bank and Gaston Federal Bancorp, Inc. (the "Company") and the Company's stockholders by providing Officers and Outside Directors of Gaston Federal Bank (the "Bank") and the Company upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.   Definitions

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options granted under the provisions of the Plan.

     "Bank" means Gaston Federal Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $1.00 per share.

     "Company" means Gaston Federal Bancorp, Inc. or a successor corporation.

     "Continuous Service" means employment as an Officer and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as an Officer. In the case of an Officer, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Conversion" means the April 9, 1998 conversion of Gaston Federal Savings and Loan Association from the mutual to stock form of organization.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an officer, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq Stock Market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq Stock Market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

     "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

     "Non-Statutory  Stock Option"  means an Option  granted by the Committee to
(i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

     "Non-Employee Director" means, for purposes of the Plan, a Director of the Company who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or
(d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means for an Officer, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors on which such person serves for any reason other than removal for Cause, after any of the following: (i) attainment of age 55 with 10 years of service on the Board; (ii) attainment of age 65 with 5 years of service on the Board; or (iii) attainment of age 72.

     "Officer" means any person who is currently employed as an Officer of the Bank or the Company.

     "Outside Director" means a Director of the Company or the Bank who is not an employee of the Company or an Affiliate.

     "Option" means an Award granted under Section 7 or Section 8.

     "Participant" means an Officer or Outside Director of the Company or the Bank who receives or has received an award under the Plan.

     "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a participant to pay for an Option or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19.

     "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.   Plan Administration Restrictions

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

     (a)  be approved by the Company's full Board or by the Committee;

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.   Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights;
(d) Dividend Equivalent Rights; and (e) Reload Options.

5.   Stock Subject to the Plan

     Subject to adjustment as provided in Section 14, the maximum number of shares reserved for issuance under the Plan is 211,335 shares. To the extent that Options or rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.   Eligibility

     Officers of the Company and the Bank shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Dividend Equivalent Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and/or Reload Options under the Plan.

7.   Non-Statutory Stock Options

     7.1  Grant of Non-Statutory Stock Options

     (a) Grants to Outside Directors and Officers. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Officers and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Officer shall be 211,335.

     (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (c) Price. Unless the Committee shall specifically state to the contrary, the purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

     (d) Manner of Exercise and Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Officers and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the date of grant, and succeeding installments on each anniversary of the date of grant. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Officers and/or Outside Directors. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable for three years following such Change in Control.

         (f) Termination of Employment or Service. Upon the termination of an Officer's employment or upon termination of an Outside Director's service for any reason other than Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Normal Retirement, death or Disability of any Participant, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for five years following the date of his Normal Retirement, death or cessation of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (g)   Transferability.   In  the  discretion  of  the  Board,  all  or  any
Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.   Incentive Stock Options

     8.1  Grant of Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Officers. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Officer specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. Subject to Section 14 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if an Officer owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Officer, or by or for any corporation, partnership, estate or trust of which such Officer is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

     (c) Manner of Exercise. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Incentive Stock Options awarded to Officers shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the date of grant, and succeeding installments on each anniversary of the date of grant. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

     (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Officer in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Officer shall be 211,335. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Officer, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Officer and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 8.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall be earned by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. If any Officer, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendant of such Officer, or by or for any corporation, partnership, estate or trust of which such Officer is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable and may provide that an Incentive Stock Option shall become exercisable in installments. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

     (f) Termination of Employment. Upon the termination of an Officer's service for any reason other than Disability, Normal Retirement, Change in Control, death or Termination for Cause, the Officer's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Officer at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

     Upon termination of an Officer's employment due to Normal Retirement, death, Disability, or following a Change in Control, all Incentive Stock Options held by such Officer, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three
(3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Officer to which it is granted.

     (h) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an

Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.   Limited Rights

     9.1 Grant of Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Officer of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.  Dividend Equivalent Rights

Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 10(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

     (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 18.

     (c) Extraordinary Dividend. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

11.  Reload Options

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.  Surrender of Option

     In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.  Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the

Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

14.  Rights of a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.  Agreement with Participants

     Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

16.  Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Options, Limited Rights Award or Dividend Equivalent Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

17.  Dilution and Other Adjustments

     In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

     18.  Effect of a Change in Control on Option Awards

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

     (b) in the event of a transaction under the terms of which the holders of Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and
(B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

19.  Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld.

20.  Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Officers and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than the death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

21.  Effective Date of Plan

     The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

22.  Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.  Applicable Law

     The Plan will be administered in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the Bank has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of April, 1999.


Date Approved by Company Stockholders:               _______________________

Effective Date:                                      _______________________



ATTEST:                                    GASTON FEDERAL BANK


_________________________                  _____________________________________
Paul L. Teem, Jr.                          Kim S. Price
Secretary                                  President and Chief Executive Officer

                                                                      APPENDIX B

                               GASTON FEDERAL BANK

                       1999 RECOGNITION AND RETENTION PLAN


1.   Establishment of the Plan

     Gaston Federal Bank (the "Bank") hereby establishes the Gaston Federal Bank 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.   Purpose of the Plan

     The purpose of the Plan is to advance the interests of the Bank and Gaston Federal Bancorp, Inc. (the "Company") and the Company's stockholders by providing Officers and Outside Directors of the Company and the Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.   Definitions

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

     "Bank" means Gaston Federal Bank, or a successor corporation.

     "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" of the Company or the Bank means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means a committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $1.00 per share.

     "Company" means Gaston Federal Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

     "Continuous Service" means employment as an Officer and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as an Officer. In the case of an Officer, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

     "Conversion" means the April 9, 1998 conversion of Gaston Federal Savings and Loan Association from the mutual to stock form of organization.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an Officer, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means for an Officer, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, any of the following: (i) attainment of age 55 with 10 years of service on the Board; (ii) attainment of age 65 with 5 years of service on the Board; or (iii) attainment of age 72.

     "Officer" means any person who is currently employed as an Officer of the Bank or the Company.

     "Outside Director" means a Director of the Company or the Bank who is not an employee of the Company or an Affiliate.

     "Recipient" means a Officer or Outside Director of the Company or the Bank who receives or has received an Award under the Plan.

     "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4. Administration of the Plan.

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.02, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Company or its Affiliates prior to Normal Retirement.

     4.03 Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

     (a)  be approved by the Company's full Board or by the Committee;

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of common stock that is held by the Recipient for a period of six months following the date of such acquisition.

     4.04 Limitation on Liability. No member of the Board of Directors of the Company or the Bank or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Boards or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.   Eligibility; Awards

     5.01 Eligibility. Officers and Outside Directors are eligible to receive Awards.

     5.02 Awards to Officers and Outside Directors. The Committee may determine which of the Officers and Outside Directors referenced in Section 5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be awarded under the Plan is 84,534.

     In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Officers and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

     In selecting those Officers and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Officers and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Officers or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

     No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

     5.03 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.02 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         5.04 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.   Terms and Conditions of Restricted Stock

     The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Officers and Outside Directors and, in addition to the terms and conditions contained in Sections 6.01 through 6.08, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

     6.01 General Rules. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Restricted Stock shall be earned by a Recipient at the rate of 20% of the initially awarded amount per year commencing with the first installment being earned on the first anniversary of the Date of Grant and succeeding installments being earned on the following anniversaries, provided that such Recipient maintains Continuous Service; provided, however, that no shares shall be earned for any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions.

     6.02 Continuous Service; Forfeiture. Except as provided in Section 6.03, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

     6.03 Exception for Termination Due to Death, Disability, Normal Retirement or Following a Change in Control Notwithstanding the general rule contained in
Section 6.01, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Bank or the Company terminates due to death, Disability, Normal Retirement or following a Change in Control shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or the Bank; provided that Restricted Stock awarded to an Officer who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

     6.04 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of an Officer whose employment is terminated by the Company or the Bank or an Outside Director whose service is terminated by the Company or the Bank for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

     6.05 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                 "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Gaston Federal Bank 1999 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Gaston Federal Bancorp, Inc., 245 West Main Avenue, P.O. Box 2249, Gastonia, North Carolina 28053-2249."

     6.06 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.05 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been issued but not awarded, or that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

     6.07 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

     6.08 Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.   Adjustments upon Changes in Capitalization

     In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.05.

8.   Assignments and Transfers

     No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.   Officer Rights under the Plan

     No Officer shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Officer or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Officer any right to be retained in the employ of the Bank or any Affiliate.

10.  Outside Director Rights under the Plan

     Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.  Withholding Tax

     Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the amount of any taxes that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.  Amendment or Termination

     The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.  Governing Law

     The Plan shall be governed by the laws of the State of North Carolina.

14.  Term of Plan

     The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

     IN WITNESS WHEREOF, the Bank has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of April, 1999.

Date Approved by Company Shareholders:               ______________________

Effective Date:                                      ______________________


ATTEST:                                    GASTON FEDERAL BANK



_____________________                      _____________________________________
Paul L. Teem, Jr.                          Kim S. Price
Secretary                                  President and Chief Executive Officer

                                 REVOCABLE PROXY

                          GASTON FEDERAL BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 12, 1999

     The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Comfort Suites of Gastonia, 1874 Remount Road, Gastonia, North Carolina 28054-7414, on April 12, 1999, at 10:30 a.m. Eastern Daylight Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:




                                                                     VOTE
                                                 FOR               WITHHELD
                                                 ---               --------
                                             (except as
                                            marked to the
                                            contrary below)


                                                   |_|                |_|

1. The election as Directors of all nominees listed below each to serve for a three-year term:

                           Martha B. Beal
                           James J. Fuller
                           Charles D. Massey

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

------------------------------

------------------------------

------------------------------

                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------
2.    The ratification and approval of the Gaston
      Federal Bank 1999 Stock Option Plan.             |_|       |_|        |_|

3.    The ratification and approval of the Gaston
      Federal Bank 1999 Recognition and Retention      |_|       |_|        |_|
      Plan.

4.    The ratification of Cherry, Bekaert & Holland,
      L.L.P. as the Company's independent auditor for  |_|       |_|        |_|
      the fiscal year ended September 30, 1999.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 8, 1999, and audited financial statements.


Dated: _________________________                   ---  Check Box if You Plan
                                                   ---  to Attend Annual Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



--------------------------------------------------------------------------------

           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

--------------------------------------------------------------------------------